SUNAMERICA SERIES TRUST

Supplement to the Summary Prospectus dated April 30, 2012

The following change is effective immediately:

Small Company Value Portfolio (the “Portfolio”). In the Portfolio Summary, in the Investment Adviser section and in the section titled “MANAGEMENT,” under the heading “Information about the Subadvisers,” with respect to Franklin Advisory Services, LLC, all portfolio management disclosure pertaining to Y. Dogan Sahin for to the Portfolio is deleted in its entirety. William J. Lippman, Bruce Baughman, CPA, Margaret McGee, and Don Taylor, CPA. will continue to manage the portfolio.

Dated: May 18, 2012

Versions: Combined Classes 1, 2 & 3 Master Version 1